Q4 & FY 2023 Financial Results Apollo Commercial Real Estate Finance, Inc. February 6, 2024 December 31, 2023 Exhibit 99.2

This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements may include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (the “Company,” “ARI,” “we,” “us” and “our”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: higher interest rates and inflation; market trends in our industry, real estate values, the debt securities markets or the general economy; ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; the timing and amounts of expected future fundings of unfunded commitments; and the return on equity, the yield on investments and risks associated with investing in real estate assets including changes in business conditions and the general economy. The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in ARI’s Annual Report on Form 10-K for the year ended December 31, 2023 and other filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Distributable Earnings and Distributable Earnings per share. Please refer to page 21 for a definition of “Distributable Earnings” and the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures set forth on page 21. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future returns. Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by ARI. Unless the context requires otherwise, references in this presentation to “Apollo” refer to Apollo Global Management, Inc., together with its subsidiaries, and references in this presentation to the “Manager” refer to ACREFI Management, LLC, an indirect subsidiary of Apollo Global Management, Inc. Forward Looking Statements and Other Disclosures

Amount reflects Distributable Earnings prior to net realized loss on investments and gain on extinguishment of debt Distributable Earnings prior to net realized loss on investments and gain on extinguishment of debt per share to dividend per share for the year ended December 31, 2023 Includes loan proceeds held by servicer as of December 31, 2023 See footnotes on page 22 ARI Highlights Strong Dividend Coverage 1.21x Coverage Ratio2,b for Dividend per Share of Common Stock Quarter-End Liquidity $278 Million Cashc and Available Leverage on Secured Debt Arrangements Floating Rate Portfolio 99% Percentage Floating Rate Loans 2023 Distributable Earnings1,a $1.69 Distributable Earnings1 per Diluted Share of Common Stock Q4’23 Distributable Earnings1,a $0.36 Distributable Earnings1 per Diluted Share of Common Stock Weighted Average Remaining Term on Corporate Debt3 4.0 Years No Corporate Debt Maturities until 2026

Amount reflects Distributable Earnings prior to net realized loss on investments and gain on extinguishment of debt Distributable Earnings prior to net realized loss on investments and gain on extinguishment of debt per share to dividend per share for the year ended December 31, 2023 Represents USD equivalent based on foreign exchange rates as of date funded or commitment closed See footnotes on page 22 Summary Results Financial Results Investments Net income available to common stockholders of $46 million, or $0.29 per diluted share of common stock for 2023; Net income available to common stockholders of $43 million, or $0.30 per diluted share of common stock for Q4 Distributable Earnings1,a of $244 million, or $1.69 per diluted share of common stock for 2023; $52 million, or $0.36 per diluted share of common stock for Q4 Declared common stock dividends of $1.40 per share in 2023, which implies a dividend yield4 of 12.7% 1.21x dividend coverage ratio2,b Closed new commitments of $536 million ($275 million funded at close) in Q4: €250 million ($275 millionc in USD) committed and fully funded to a first mortgage secured by a pan-European portfolio of hostels £168 million ($212 millionc in USD) committed to a first mortgage secured by a portfolio of pubs across the UK; loan fully funded in January 2024 Upsized our existing first mortgage secured by an office redevelopment property in London by £40 million ($49 millionc in USD) in connection with the execution of a 20-year credit tenant lease for 100% of the property Total new commitments closed in 2023 of $734 million ($456 million funded), including $174 million committed and funded in connection with the refinancing of two floating rate first mortgage loans Gross add-on fundings5 of $473 million in 2023; $131 million in Q4 Repayments Total repayments and loans sales of $1.2 billion in 2023: $733 million of full repayments and loan sales across twelve loans (ten first mortgage loans and two subordinate loans) $270 million proceeds from loans secured by office properties, including $164 million of full satisfactions across two first mortgage loans Total repayments of $205 million in Q4: $90 million full satisfaction of a first mortgage loan secured by a luxury hotel property in Vail, Colorado $115 million of partial repayments

Total loan portfolio of $8.4 billion with w/a unlevered all-in yield6,a of 8.7% 95% first mortgages 99% floating rate Weighted-average risk rating of 3.0 No Specific CECL Allowance recorded in Q4; General CECL Allowance remained generally consistent in Q4 Capitalization Ended the year with total common equity book value of $2.1 billionb Ended the year with $278 millionc of total liquidity Fully repaid the remaining principal of our Convertible Notes of $176 million at par in Q4 No corporate debt maturities until May 2026 Excludes benefit of forward points on currency hedges related to loans denominated in currencies other than USD Reflects book value per share (excluding General CECL Allowance and depreciation) of $14.73 multiplied by shares of common stock outstanding Includes cash, loan proceeds held by servicer, and available leverage on our secured debt arrangements as of December 31, 2023 Represents USD equivalent based on foreign exchange rates as of date funded or commitment closed See footnotes on page 22 Summary Results (cont’d) Subsequent Events Closed a new secured credit facility with Goldman Sachs (UK) with a total capacity of £164 million ($209 milliond in USD) in connection with fully funding our £168 million ($213 milliond in USD) commitment to a first mortgage secured by a portfolio of pubs across the UK in January 2024 Funded $64.5 million in add-on fundings Loan Portfolio

Amount reflects Distributable Earnings prior to net realized loss on investments and gain on extinguishment of debt Includes net foreign currency gain, net unrealized loss on forward currency contracts and interest rate hedges, and realized gain on forward currency contracts related to principal outside impact of forward points Includes realized gain on extinguishment of convertible notes See footnotes on page 22 Per Share Overview Distributable Earnings per Share1,a 1,a Book Value per Share9 . BVPS Post-General CECL Allowance & Depreciation General CECL Allowance & Depreciation $0.35 Book Value per Share9 Roll Forward 8 b c a Distributable Earnings per Share Quarterly Dividend 2023 Distributable earnings per share1,a $1.69 Dividends declared per share $1.40

YTD Loan Portfolio Activity Q4 Loan Portfolio Activity See footnotes on page 22 Portfolio Activity & REO Overview Includes $75 million transfer to real estate owned related to the deed-in-lieu of foreclosure of our Atlanta Hotel on March 31, 2023 Debt related to real estate owned represents construction financing on our Brooklyn Development, and excludes borrowings on our revolving credit facility for which certain of our real estate assets are pledged as collateral. The construction financing includes a maximum commitment of $388 million and is presented net of $3 million in deferred financing costs. REO Overview 7 8 ($ in mm) b REO Q4 Loan Portfolio Highlights Brooklyn Development: Continued progress on construction of the Brooklyn Development D.C. Hotel: 2023 net income from hotel operations significantly exceeded prior year levels Atlanta Hotel: Sales process continues to move forward 8 7,a New Funding $275 million committed and fully funded to a first mortgage secured by a pan-European portfolio of hostels $90 million full satisfaction of a first mortgage loan secured by a luxury hotel property in Vail, Colorado ($ in mm) ($ in mm)

APOLLO

Capital Structure Overview

Capital Structure Composition

($ in mm)


$5,552 (60%)
Secured Debt Arragements[a,b,c]
$165 (2%)
Debt Related to Real Estate Owned
Term Loan B $769 (8%)
Senior Notes $500 (5%)
$1,269 (13%)
$169 (2%)
Preferred Stock
$2,082 (23%)
Common Equity Book Value[d]

Conservative Capital Management Strategy

- No Corporate Debt Maturities until 2026
- ~70% Weighted Average Available Advance Rate[e]
- 3.0x Debt to Equity Ratio[10]
- 1.4x Fixed Charge Coverage[11]

Corporate Debt Maturities


Term Loan
$478
Term Loan
$292
Senior Notes
$500
2026
2027
2028
2029

a) Weighted-average rates of applicable benchmark rates and credit spread adjustments plus spreads of USD: +2.49% / GBP: +2.21% / EUR: +1.68% / SEK: +1.50%
b) Our secured credit facilities do not contain capital markets-based mark-to-market provisions
c) Consists of nine secured credit facility counterparties, one revolving credit facility and one private securitization
d) Reflects book value per share (excluding General CECL Allowance and depreciation) of $14.73 multiplied by shares of common stock outstanding
e) Based on maximum available advance rates across secured debt counterparties

See footnotes on page 22

8

Carrying Value $8.4 billion Number of Loans 50 Excludes benefit of forward points on currency hedges related to loans denominated in currencies other than USD Weighted average loan-to-value (“LTV”) reflects the LTV at the time the loan was originated; excludes risk-rated 5 loans Other property types include Parking Garages (2%), Caravan Parks (2%) and Urban Predevelopment (2%) Retail property types include: Outlet Center (6%), Retail Distribution Warehouse (5%), Urban Retail (3%), and Lifestyle Center (3%) Includes a £220 million ($280 million in USD) first mortgage secured by an office redevelopment property in London; property is 100% leased by a credit tenant for a 20-year term See footnotes on page 22 Loan Portfolio Overview Collateral Diversification12 Loan Position12 W/A Unlevered All-in Yield on Loan Portfolio6,12,a 8.7% W/A Remaining Fully-Extended Term12,14 2.3 Years W/A Portfolio Risk Rating12 3.0 W/A Portfolio Loan-to-Value12,b 57% Origination Vintage12 c d 19% of Office is fully leased by a credit tenante

New York City 21% West 6% Midwest 6% Southeast 6% Northeast 5% Italy 5% United Kingdom 32% Spain 4% Germany 7% Sweden 3% Collateral Diversification Other geographies include Southwest (2%), Mid-Atlantic (1%), and Other (1%) Other property types include Parking Garages (2%), Caravan Parks (2%) and Urban Predevelopment (2%) Note: Map does not show locations where percentages are 2% or lower See footnotes on page 22 Loan Portfolio Overview (cont’d) b a 8 8 8,13

W/A Risk Rating12 2.9 Excludes one loan which consists of office, industrial and retail property types located in various cities across Germany Weighted average loan-to-value (“LTV”) reflects the LTV at the time the loan was originated Gross of General CECL Allowance Portfolio includes a £220 million ($280 million in USD) first mortgage secured by an office redevelopment property in London; property is 100% leased by a credit tenant for a 20-year term See footnotes on page 22 Office Loan Portfolio Overview Number of Loans a 9 Loans First Mortgage 99% W/A Loan-to-Value12,b 50% Carrying Value c $1.5 Billion Location Loans with 3rd Party Subordinate Debt 2 Loans Origination Vintage12 Fully Extended Maturities12,14 Fully Leased to Credit Tenantd 19% 57% Europe 43% United States

Hedged with forward currency contracts Offset by local currency denominated secured debt arrangements 29% 71% Mitigating Foreign Exchange Risk As of December 31, 2023 the percentage of net equity to total foreign denominated carrying value was 29%, or $1.3 billion 71% weighted average advance on total foreign loan portfolio 72%a weighted average advance on foreign loans with secured debt financing Net equity and net interest income of foreign loans are economically hedged through forward currency contracts Forward point impact on forward currency contracts resulted in an $8.4 million realized gain in 2023 Foreign Exchange Rate Change (Local/USD) GBP: 5% EUR: 3% SEK: 4% % FX Change YoY Mitigating Foreign Exchange Risk ($ in mm) Weighted average advance based on carrying value of first mortgage loans with secured debt financing Carrying value includes all commercial mortgage and subordinate loans denominated in foreign currencies with or without secured debt financing Represents the net change in unrealized gains (losses) on foreign loans of $181 million and respective foreign secured debt arrangements of ($128) million for the quarter ended December 31, 2023. The net change in unrealized gains (losses) on foreign loans of $176 million and respective foreign secured debt arrangements of ($126) million for the year ended December 31, 2023 Represents net change in unrealized gain (loss) on forward contracts for the quarter and year ended December 31, 2023, respectively, excluding gains (losses) on forward currency contracts economically hedging foreign currency interest

Note: Assumes future financing, in certain cases, against mortgages that are not currently financed. There is no assurance such future financing against mortgages that are not currently financed will occur Net of expected secured credit facility advances Reflects incremental increases in respective benchmark rates as of December 31, 2023 (SOFR 1 month: 5.35%, EURIBOR 3.91% and SONIA ON: 5.19% adjusted for compounding) See footnotes on page 22 Loan Maturities and Future Funding Profile Net Interest Income Sensitivity to Benchmark Rates17,b Fully-Extended Loan Maturities and Expected Future Fundings by Net Equity14,15,16 ($ in mm) a a

Loan is secured by an office redevelopment property which is 100% leased by a credit tenant for a 20-year term See footnotes on page 22 Senior Loan Portfolio (1 of 3) 14 a

Senior Loan Portfolio (2 of 3) See footnotes on page 22 18 19 14

Includes portfolio of office, industrial, and retail property types See footnotes on page 22 Senior Loan Portfolio (3 of 3) a 8,12 14

See footnotes on page 22 Subordinate Loan Portfolio 19 18,19 8,12,13 8,12,14 8 14 8 8,12

Appendix Consolidated Balance Sheets Consolidated Statement of Operations Reconciliation of GAAP Net Income to Distributable Earnings

Includes $7,705,491 and $7,482,658 pledged as collateral under secured debt arrangements in 2023 and 2022, respectively. Includes $232,991 and $191,608 pledged as collateral under secured debt arrangements in 2023 and 2022, respectively. Includes $154,048 pledged as collateral under secured debt arrangements in 2023. Net of $219,482 and $159,724 CECL Allowance in 2023 and 2022, respectively, comprised of $193,000 and $133,500 Specific CECL Allowance and $26,482 and $26,224 General CECL Allowance, respectively. Includes $4,017 and $4,347 of General CECL Allowance related to unfunded commitments on commercial mortgage loans, subordinate loans and other lending assets, net in 2023 and 2022, respectively. Consolidated Balance Sheets

See footnotes on page 22 Consolidated Statement of Operations

See footnotes on page 22 Reconciliation of GAAP Net Income to Distributable Earnings1

Footnotes Distributable Earnings is a non-GAAP financial measure that we define as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items (including depreciation and amortization on real estate owned) included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains (losses), other than (a) realized gains/(losses) related to interest income, and (b) forward point gains/(losses) realized on our foreign currency hedges, (v) the non-cash amortization expense related to the reclassification of a portion of our convertible senior notes to stockholders’ equity in accordance with GAAP, and (vi) provision for loan losses and impairments. Please see page 21 for a reconciliation of GAAP net income to Distributable Earnings. Distributable Earnings prior to net realized loss on investments and gain on extinguishment of debt per share to dividend per share for the year ended December 31, 2023. We believe it is useful to our investors to present Distributable Earnings prior to net realized losses on investments and gain on extinguishment of debt to reflect our operating results because (i) our operating results are primarily comprised of earning interest income on our investments net of borrowing and administrative costs, which comprise our ongoing operations and (ii) it has been a useful factor related to our dividend per share because it is one of the considerations when a dividend is determined. We believe that our investors use Distributable Earnings and Distributable Earnings prior to net realized loss on investments and gain on extinguishment of debt, or a comparable supplemental performance measure, to evaluate and compare the performance of our company and our peers. Represents weighted average remaining term of our Term Loans and Senior Secured Notes based on outstanding principal as of December 31, 2023. Reflects closing share price on February 5, 2024. Quarterly and annual add-on fundings represent fundings committed prior to the quarter ended December 31, 2023 and prior to January 1, 2023, respectively. Weighted Average Unlevered All-in Yield on the loan portfolio is based on the applicable benchmark rates as of period end on the floating rate loans and includes accrual of origination, extension, and exit fees. For non-US deals, yield excludes incremental forward points impact from currency hedging. Other includes changes in General CECL Allowance, cost recovery interests, and the accretion of loan costs and fees. Amounts and percentages may not foot due to rounding. Book value per share of common stock is common stockholders’ equity divided by shares of common stock outstanding. Represents total debt, less cash and loan proceeds held by servicer divided by total stockholders' equity, adjusted to add back the General CECL Allowance in line with our covenants. Fixed charge coverage is EBITDA divided by interest expense and preferred stock dividends for the quarter ended December 31, 2023. Based on loan amortized cost. Gross of $26 million of General CECL Allowance. Assumes exercise of all extension options. There is no assurance that all or any extension options will be exercised. Future funding dates and amounts are based upon the Manager’s estimates, which are derived from the best information available to the Manager at the time. There is no assurance that the payments will occur in accordance with these estimates or at all, which could affect our operating results. Excludes risk-rated 5 loans. Any such hypothetical impact on interest rates on our variable rate borrowings does not consider the effect of any change in overall economic activity that could occur in a rising interest rate environment.  Further, in the event of a change in interest rates of that magnitude, we may take actions to further mitigate our exposure to such a change.  However, due to the uncertainty of the specific actions that would be taken and their possible effects, this analysis assumes no changes in our financial structure. There is no assurance that there will be no changes in our financial structure. The analysis incorporates movements in USD, GBP and EUR benchmark rates only. Amortized cost for these loans is net of the recorded Specific CECL Allowances. Loans are secured by the same property.